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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2002

PARK PLACE ENTERTAINMENT
CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3930 Howard Hughes Parkway
Las Vegas, Nevada 89109
(Address of principal executive offices, including zip code)

(702) 699-5000
(Registrant's telephone number, including area code)

Item 5.    Other Events.

        On April 22, 2002, Park Place Entertainment Corporation (the "Company") issued a press release reporting the Company's financial results for the quarter ended March 31, 2002. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

        7(c) Exhibits

    99        Press Release of Park Place Entertainment Corporation, dated April 22, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION
By:	/s/ HARRY C. HAGERTY
	Name:	Harry C. Hagerty
	Title:	Executive Vice President and Chief Financial Officer

Date: April 24, 2002

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Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES